Trade and other receivables	12 Months Ended
Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Trade and other receivables
Trade and other receivables

	Dec 31, 2018	Dec 31, 2017
Current assets	€m	€m
Trade receivables	98.3	94.7
Prepayments and accrued income	9.2	10.1
Other receivables	38.4	19.7
Tax receivable	28.0	22.6
Total current trade and other receivables	173.9	147.1
Non-current assets
Other receivables	2.6	4.3
Total non-current trade and other receivables	2.6	4.3
Total trade and other receivables	176.5	151.4

Trade receivables, prepayments and other receivables, except for those defined as non-current, are expected to be recovered in less than 12 months. Other receivables includes VAT receivable.
The ageing of trade receivables is detailed below:

	Gross	Impaired	Net
December 31, 2018	€m	€m	€m
Not past due	228.5	—	228.5
Past due less than 1 month	20.9	—	20.9
Past due 1 to 3 months	4.8	—	4.8
Past due 3 to 6 months	1.6	(0.2)	1.4
Past due more than 6 months	5.6	(4.1)	1.5
Sub-total	261.4	(4.3)	257.1
Reduction in trade-terms*			(158.8)
Total trade receivables			98.3
	Gross	Impaired	Net
December 31, 2017	€m	€m	€m
Not past due	243.4	—	243.4
Past due less than 1 month	35.6	(0.7)	34.9
Past due 1 to 3 months	4.8	(0.3)	4.5
Past due 3 to 6 months	0.2	(0.2)	—
Past due more than 6 months	5.3	(4.9)	0.4
Sub-total	289.3	(6.1)	283.2
Reduction in trade-terms*			(188.5)
Total trade receivables			94.7
* Refer to Note 4(a). Reduction in trade term amounts are primarily not past due.
All impaired trade receivables have been provided based on expected credit losses.
The maximum exposure to credit risk at the reporting date is the fair value of each class of receivable. The Company does not hold any collateral as security.
Debts past due are not impaired where there are eligible trade terms deductions which can be offset against them.
The Company entered into facilities with third-party banks in which the Company may sell qualifying trade debtors on a non-recourse basis. Under the terms of the agreements, the Company has transferred substantially all the credit risks and control of the receivables, which are subject to this agreement, and accordingly €51.0 million (December 31, 2017: minimal) of trade receivables has been derecognized at the period end.
Liabilities related to contracts with customers
The Company has recognized the following liabilities related to contracts with customers:

	Dec 31, 2018	Dec 31, 2017
	€m	€m
Trade terms liabilities reported within trade receivables	(158.8)	(188.5)
Trade terms liabilities reported within trade and other payables (Note 22)	(79.5)	(39.5)
Total trade terms liabilities	(238.3)	(228.0)

Significant changes to trade terms
Trade terms have increased in value compared to the prior period as the Company has acquired the Goodfella's Pizza and Aunt Bessie's businesses in 2018.
Revenue recognized in relation to trade terms
Trade terms relate to sales made with variable consideration and are an estimate as disclosed in Note 4(a). Revenue recognized in the year ended December 31, 2018 relating to performance obligations that were satisfied in the prior year was €17.2 million (2017: €16.8 million).